OTHER LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
OTHER LIABILITIES
Committed subscription proceeds for San Nicolas project	$ 152,102	$ 195,952
Pension benefit obligations	65,485	51,793
Deferred income	30,688	34,888
Other	1,946	6,261
Total other liabilities	250,221	288,894
Contributions	$ 15,000	$ 16,300